Exhibit 10.32

STATEMENT OF AMENDMENT TO THE

WASHINGTON REAL ESTATE INVESTMENT TRUST

DEFERRED COMPENSATION PLAN FOR OFFICERS

The Washington Real Estate Investment Trust Deferred Compensation Plan for Officers (the “Plan”) shall be amended, as set forth below, effective as of January 1, 2011.

1. Section 1.8 of the Plan is hereby revised and replaced with the following:

“1.8 Earnings

“Earnings” means the rate of interest applicable to a Participant’s Salary Deferral Account. The rate shall equal the Company’s weighted average interest rate on its fixed rate bonds as of December 31 of each calendar year. Such rate may be changed to any other rate approved by the Board as of any subsequent January 1.”

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To record adoption of this Statement of Amendment to the Washington Real Estate Investment Trust Deferred Compensation Plan for Officers by the Board as of October 27, 2010, the Trust has caused its authorized officer to execute this Statement of Amendment.

Washington Real Estate Investment Trust

By:	/s/ Laura M. Franklin
Laura M. Franklin EVP and Corporate Secretary

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